UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2021

SANDERSON FARMS, INC.

(Exact name of Registrant as Specified in its Charter)

Mississippi	1-14977	64-0615843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Flynt Road, Laurel, Mississippi	39443
(Address of Principal Executive Offices)	(Zip Code)

(601) 649-4030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value per share	SAFM	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced on August 9, 2021, Sanderson Farms, Inc., a Mississippi business corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), with Walnut Sycamore Holdings LLC, a Delaware limited liability company (“Parent”), Sycamore Merger Sub LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Parent (“Merger Sub”), and solely for purposes of certain provisions specified therein, Wayne Farms LLC, a Delaware limited liability company (“Wayne Farms”). The Merger Agreement provides, among other things and subject to the terms and conditions set forth therein, that Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent.

In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement of the Company, dated September 13, 2021 (the “Proxy Statement”), which the Company commenced mailing to stockholders of the company on or about September 13, 2021. In the Proxy Statement, the Company disclosed one lawsuit relating to the Merger that was filed: Ryan O’Dell v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-7588 (S.D.N.Y.) (the “O’Dell Lawsuit”). Following the filing of the Proxy Statement and prior to the filing of this Current Report on Form 8-K, seven additional lawsuits relating to the Merger were filed: (i) Alex Ciccotelli v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-07727 (S.D.N.Y.) (the “Ciccotelli Lawsuit”); (ii) Yurie Hoberg v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-05329 (E.D.N.Y.) (the “Hoberg Lawsuit”); (iii) Jeanne Androsiglio v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-08024 (S.D.N.Y.) (the “Androsiglio Lawsuit”); (iv) Patrick Oswald v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-08170 (S.D.N.Y.) (the “Oswald Lawsuit”); (v) Matthew Walker v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-08185 (S.D.N.Y.) (the “Walker Lawsuit”); (vi) Anthony Morgan v. Sanderson Farms, Inc., et al., Case No. 1:21-cv-08187 (S.D.N.Y.) (the “Morgan Lawsuit); and (vii) Matthew Hopkins v. Sanderson Farms, Inc., et al., Case No. 2:21-cv-04389 (E.D. Pa.) (the “Hopkins Lawsuit and together with the O’Dell Lawsuit, Ciccotelli Lawsuit, Hoberg Lawsuit, Androsiglio Lawsuit, Oswald Lawsuit, Walker Lawsuit and Morgan Lawsuit, the “Lawsuits”). The Lawsuits generally allege that the Proxy Statement omits material information in violation of Section 14(a) and 20(a) of the Exchange Act, rendering the Proxy Statement materially incomplete and misleading. The Oswald Lawsuit also alleges breaches of fiduciary duty related to information disclosed in the Proxy Statement. The Lawsuits generally seek, among other things, injunctive relief to prevent the consummation of the Merger, or alternatively, rescission or rescissory damages in the event the Merger is consummated, damages, costs, including attorneys’ fees, and such other and further equitable relief as the court may deem just and proper. Additionally, on October 14, 2021 a purported Company stockholder sent a demand letter alleging insufficiencies relating to the disclosures in the Proxy Statement (such letter, the “Demand Letter” and together with the Lawsuits, the “Matters”).

The Company believes that the claims asserted in the Matters are without merit and that no supplemental disclosure is required under applicable law. However, in order to moot the unmeritorious disclosure claims, to avoid the risk of the Matters delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, without admitting any liability or wrongdoing, the Company has determined to voluntarily supplement the Proxy Statement as described in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company specifically denies all allegations in the Matters, including allegations that any additional disclosure was or is required, and believes that the supplemental disclosures contained herein are immaterial.

The supplemental disclosures contained herein should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.

The resolution of the Matters is not expected to affect the timing of the special meeting of the Company’s stockholders, which is scheduled to be held on October 21, 2021, or the amount of the consideration to be paid to the Company’s stockholders in connection with the Merger.

AMENDED AND SUPPLEMENTAL DISCLOSURES

The following disclosure supplements as an additional thirty-sixth paragraph the section of the Proxy Statement entitled “Background of the Merger” beginning on page 29 of the Proxy Statement:

On August 8, 2021, the Board of Directors also considered the proposed amendments to the employment agreement for Messrs. Sanderson, Cockrell and Butts that would be in effect upon the signing of the Merger, including amendments to their severance benefits. The Board of Directors discussed and recognized the importance of retaining each between the signing and closing of the Merger to ensure the successful completion of the transaction for Sanderson Farms Stockholders. Accordingly, the Board of Directors unanimously approved each amendment of the respective employment agreements.

The following disclosure supplements and restates the fourth paragraph under the section of the Proxy Statement entitled “Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Selected Public Company Analysis” beginning on page 41 of the Proxy Statement (with additions underlined):

In performing this analysis, Centerview calculated, for each of the selected companies, the company’s enterprise value (referred to as EV) (calculated as the equity value (determined using the treasury stock method and taking into account outstanding in-the-money options and other equity awards and convertible securities, as applicable) plus the face value of debt and certain liabilities less cash and cash equivalents and certain other investments), as a multiple of consensus estimates (drawn from FactSet, a data source containing historical and estimated financial data) of such selected company’s estimated EBITDA for the years 2021 and 2022, in each case conformed to the Company’s fiscal year ending October 31 using annual time weighting. Based on its experience and professional judgment and in order to account for the Company’s higher earnings volatility relative to the selected companies and the Company’s historical discount to the median EV/NTM (next twelve month) EBITDA of the selected companies during periods of elevated profitability, Centerview applied a downward adjustment of 25% to the median EV/EBITDA multiples for the selected companies. The Company has historically traded at a discount relative to the selected companies during times of elevated profitability (as is currently the case, where the Company’s current consensus NTM (next twelve month) EBITDA per pound is at approximately the 85th percentile of the Company’s NTM EBITDA per pound over the last 10 years). The selected companies and the results of this analysis are summarized as follows:

Selected Companies	EV / FY2021E EBITDA	EV / FY2022E EBITDA
Pilgrim’s Pride Corporation	6.0x	5.6x
Tyson Foods, Inc.	7.6x	7.4x
Peer Median	6.8x	6.5x
Peer Median with a 25% Discount	5.1x	4.9x

The following disclosure supplements and restates the sixth paragraph under the section of the Proxy Statement entitled “Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Selected Public Company Analysis” beginning on page 41 of the Proxy Statement (with additions underlined):

With respect to the fiscal year 2021 analysis, Centerview applied the EBITDA multiple reference range to the Company’s estimated fiscal year 2021 EBITDA of $626 million, as set forth in the Forecasts, to derive a range of implied enterprise values for the Company. Centerview added to each of these ranges of implied enterprise values the Company’s estimated net cash at July 31, 2021 of $201 million as set forth in the Internal Data to derive a range of implied equity values for the Company. Centerview then divided these implied equity values by 22,329,685, the number of shares of Sanderson Farms common stock outstanding as set forth in the Merger Agreement (on a fully diluted basis but excluding the Company Performance Share Awards (as defined in the Merger Agreement)) and as set forth in the Internal Data, which resulted in a range of implied values per share of Sanderson Farms common stock of $163 to $205 (rounded to the nearest $1.00). Centerview then compared the results of the above analysis to the Merger Consideration of $203 per share of Sanderson Farms common stock in cash, without interest, to be paid to the holders of Sanderson Farms common stock (other than Excluded Shares) pursuant to the Merger Agreement.

The following disclosure supplements and restates the table under the section of the Proxy Statement entitled “Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Selected Precedent Transaction Analysis” beginning on page 43 of the Proxy Statement (with additions underlined):

Announcement Date	Target	Acquiror	Transaction Value (in billions)	EV / LTM EBITDA
August 20, 2018	Keystone Foods LLC	Tyson Foods, Inc.	$2.2	10.2x
April 9, 2018	National Beef Packing Company, LLC	Marfrig S.A.	$2.3	4.4x
September 11, 2017	Moy Park Holdings (Europe) Ltd.	Pilgrim’s Pride Corporation	$1.3	9.8x
July 1, 2015	Cargill Pork, LLC	JBS USA, LLC	$1.5	6.8x(1)
June 21, 2015	Moy Park Ltd.	JBS S.A.	$1.5	7.9x(2)
November 21, 2014	P&M Quality Smallgoods Pty Ltd.	JBS Australia Pty Ltd.	$1.3	9.7x
December 23, 2013	Campofrio Food Group S.A.	Sigma Alimentos S.A. de CV and Smithfield Foods, Inc.	$1.6	8.4x(3)
May 29, 2013	Smithfield Foods, Inc.	Shuanghui International Holdings Limited	$7.1	9.3x
September 16, 2009	Pilgrim’s Pride Corporation	JBS USA Holdings, Incorporated	$2.8	10.7x
September 16, 2009	Bertin Ltda.	JBS S.A.	$5.2	12.3x

(1)	Based on JBS-disclosed EBITDA derived from the 5-year average margin of JBS USA Pork, as set forth in transaction announcement.
(2)	Based on estimated 2015 EBITDA.
(3)

Based on revised offer of €6.90 per share as of December 23, 2013. Multiple based on the last 12-month EBITDA as reported, equivalent to a 7.8x multiple based on normalized EBITDA as defined by Campofrio Food Group SA.

The following disclosure supplements and restates the second paragraph under the section of the Proxy Statement entitled “Opinion of Centerview Partners LLC—Summary of Centerview Financial Analysis—Discounted Cash Flow Analysis” beginning on page 44 of the Proxy Statement (with additions underlined):

In performing this analysis, Centerview calculated a range of implied equity values for the Company’s shares of Sanderson Farms common stock by (a) discounting to present value, as of July 31, 2021, using discount rates ranging from 7.5% to 8.5% (reflecting Centerview’s analysis of the Company’s weighted average cost of capital using the Capital Asset Pricing Model and based on considerations that Centerview deemed relevant in its professional judgment and experience) and the mid-year convention: (i) the forecasted unlevered free cash flows of the Company over the period beginning August 1, 2021 and ending October 31, 2025 as set forth in the Forecasts and (ii) a range of implied terminal enterprise values of the Company, calculated by Centerview using perpetuity growth rates of 1.0% to 2.0% (which were based on Centerview’s experience and professional judgement of the Company’s potential long-term cash flow growth rate) which implied a range of EBITDA multiples of 6.7x to 9.1x based on the Company’s forecasted terminal year EBITDA of approximately $511 million and (b) adding to the foregoing results the Company’s estimated net cash at July 31, 2021 of $201 million, as set forth in the Internal Data. Centerview then divided these implied equity values by 22,329,685, the number of shares of Sanderson Farms common stock outstanding as set forth in the Merger Agreement (on a fully diluted basis but excluding the Company Performance Share Awards) and as set forth in the Internal Data, which resulted in a range of implied values per share of Sanderson Farms common stock of $170 to $215, rounded to the nearest $1.00. Centerview then compared the results of the above analysis to the Merger Consideration of $203 per share of Sanderson Farms common stock in cash, without interest, to be paid to the holders of Sanderson Farms common stock (other than Excluded Shares) pursuant to the Merger Agreement.

The following disclosure supplements and restates the second bullet point under the section of the Proxy Statement entitled “Opinion of Centerview Partners LLC—Other Factors” beginning on page 45 of the Proxy Statement (with additions underlined):

•

Analyst Price Target Analysis. Centerview reviewed stock price targets for the shares of Sanderson Farms common stock published by seven (7) Wall Street analysts in publicly available analyst reports as of June 18, 2021 (the last trading day before the Wall Street Journal reported on June 21, 2021 that the Company was exploring a sale), which indicated low and high stock price targets for the shares of Sanderson Farms common stock ranging from $157 per share to $195 per share.

The following disclosure supplements and restates the third paragraph of the section of the Proxy Statement entitled “Opinion of Centerview Partners LLC—General” beginning on page 45 of the Proxy Statement (with additions underlined):

Centerview is a securities firm engaged directly and through affiliates and related persons in a number of investment banking, financial advisory and merchant banking activities. In the two years prior to the date of its written opinion Centerview provided from time to time general financial advisory services to the Company, and Centerview received approximately $1,500,000 in compensation from the Company during such period. In the two years prior to the date of its written opinion, Centerview was not engaged to provide financial advisory or other services to Parent, Merger Sub, Wayne Farms or Cargill, an affiliate of Parent, and Centerview did not receive any compensation from Parent, Merger Sub, Wayne Farms or Cargill during such period. In the two years prior to the date of its written opinion, Centerview was engaged to provide financial advisory or other services unrelated to the Company to CGC, the indirect majority owner of Wayne Farms, in connection with certain internal matters, and Centerview received less than $1,000,000 in compensation from CGC for such services. Centerview may provide financial advisory and other services to or with respect to the Company, Parent, Wayne Farms, Cargill, CGC or their respective affiliates in the future, for which Centerview may receive compensation. Certain (i) of Centerview and its affiliates’ directors, officers, members and employees, or family members of such persons, (ii) of Centerview’s affiliates or related investment funds and (iii) investment funds or other persons in which any of the foregoing may have financial interests or with which they may co-invest, may at any time acquire, hold, sell or trade, in debt, equity and other securities or financial instruments (including derivatives, bank loans or other obligations) of, or investments in, the Company, Parent, Wayne Farms, Cargill, CGC or any of their respective affiliates, or any other party that may be involved in the Transaction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended July 31, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving affiliates of Cargill and Continental Grain that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction; (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving affiliates of Cargill and Continental Grain, in the anticipated timeframe or at all; (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the

Company’s shares of common stock, par value $1.00 per share; (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships; (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement entered into pursuant to the proposed transaction or of the transactions involving affiliates of Cargill and Continental Grain; (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction; (7) disruption from the proposed transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business; (8) significant transaction costs; (9) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future; (10) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (11) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks; (12) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above, and could include: high absentee rates that have prevented and may continue to prevent the Company from running some of its facilities at full capacity, or could in the future cause facility closures; (13) an inability of contract poultry producers to manage their flocks; (14) supply chain disruptions for feed grains; (15) further changes in customer orders due to shifting consumer patterns; (16) disruptions in logistics and the distribution chain for the Company’s products; (17) liquidity challenges; and (18) a continued or worsening decline in global commercial activity, among other unfavorable conditions.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this Current Report on Form 8-K, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this Current Report on Form 8-K may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC the Proxy Statement on September 13, 2021. The Company commenced mailing the Proxy Statement to its stockholders on or about September 13, 2021. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors may obtain a free copy of the Proxy Statement and other related documents filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors may also obtain a free copy of the Proxy Statement and other documents filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://sandersonfarms.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise is included in the Proxy Statement. You may also find additional information about the Company’s directors and executive officers in the Company’s proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on January 14, 2021 and in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANDERSON FARMS, INC. (Registrant)

By:	/s/ D. Michael Cockrell
D. Michael Cockrell Treasurer, Chief Financial Officer and Chief Legal Officer

Date: October 15, 2021